Exhibit 10.159K
ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY
777-323ER
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit EE1-2
to Purchase Agreement Number PA-1980

AAL-PA-1980-EE1-2		SA-20

BOEING PROPRIETARY

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY
relating to
BOEING MODEL 777-323ER AIRCRAFT
1. ENGINE ESCALATION.
     No separate engine escalation methodology is defined for the 777-323ER aircraft (Aircraft). [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.
     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

AAL-PA-1980-EE1-2		SA-20
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BOEING PROPRIETARY